UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 18, 2019

MPM HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-201338	47-1756080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

MOMENTIVE PERFORMANCE MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
260 Hudson River Road
Waterford, NY 12188
(Address of principal executive offices including zip code)
(518) 233-3330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 18, 2019, MPM Holdings Inc., a Delaware corporation (the “Company”), MOM Holding Company, a Delaware corporation (“Parent”), and MOM Special Company, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into a letter agreement (the “Letter Agreement”) amending the Agreement and Plan of Merger, dated as of September 13, 2018 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Parent.

In light of the ongoing shutdown of portions of the U.S. federal government, which includes those elements of the Department of Treasury responsible for accepting new filings on behalf of the Committee on Foreign Investment in the United States (“CFIUS”), the parties have agreed to enter into the Letter Agreement to extend the deadline to obtain clearance from CFIUS to June 13, 2019. Under the terms of the Merger Agreement, failure to obtain CFIUS clearance by such date gives each party a right to terminate the Merger Agreement.

Except as expressly amended pursuant to the Letter Agreement, all of the terms, conditions, and other provisions of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 19, 2018 (as amended by the Form 8-K/A filed with the SEC on December 21, 2018), continue to be in full force and effect.

The foregoing description of the Letter Agreement and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Letter Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein and (ii) the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on September 19, 2018 (as amended by the Form 8-K/A filed with the SEC on December 21, 2018).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 2.1	Letter Agreement, dated January 18, 2019, by and among MOM Holding Company, MOM Special Company, and MPM Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM HOLDINGS INC.

Date: January 22, 2019	/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

/s/ Erick R. Asmussen
Erick R. Asmussen
Chief Financial Officer